Exhibit 99.1
Via Announces Third Quarter 2025 Results
Revenue grew 32%, reflecting continued market embrace of Via’s cutting-edge platform and durability of its growth strategy.
•Q3 2025 Revenue of $110 million and Platform Annual Run-Rate Revenue of $439 million, an increase of 32% year-over-year.
•Customer Count of 713, an increase of 11% year-over-year.
•Adjusted EBITDA Margin of (8)%, an improvement of 9% from (17)% in the third quarter of 2024.

NEW YORK, NY, November 13, 2025 -- Via Transportation Inc (NYSE: VIA), the world’s leading platform for public transit software and services, today announced financial results for the third quarter of fiscal year 2025, which ended September 30, 2025.
“We are pleased with the momentum of the business in our first quarter as a public company. Via's third quarter results demonstrate the durability of our rapid growth and the stickiness of our platform," said Daniel Ramot, Via’s Co-founder and Chief Executive Officer. "Our investment in innovation and focus on ensuring we deliver quantifiable ROI to our customers has enabled us to exceed expectations across all key growth metrics. At the same time, we continue to generate significant operating leverage in the business resulting in a continuous improvement to our Adjusted EBITDA margin. We also benefit from the unique characteristics of the government sector which provide high visibility as we look to the quarters ahead.”
Fiscal Third Quarter 2025 Financial and Operational Highlights:

	Q3 2025	Q3 2024	Change
	(in thousands, except percentages and customer count)
Platform Annual Run-Rate Revenue (1)	$438,612	$333,256	32%
Customer Count (2)	713	643	11%

Revenue	$109,653	$83,314	32%

Gross Profit	$43,086	$32,034	35%
Adjusted Gross Profit (3)	$43,471	$32,688	33%
Adjusted Gross Margin (3)	40%	39%	1	pt

Adjusted EBITDA (3)	$(8,692)	$(14,265)	(39)%
Adjusted EBITDA Margin (3)	(8)%	(17)%	9	pts

Net Loss (4)	$(36,887)	$(21,276)	73%
Adjusted Net Loss (3)(4)	$(9,684)	$(14,537)	(33)%
(1)Platform Annual Run-Rate Revenue as of the last date in any quarter represents our Platform revenue for that quarter multiplied by four.
(2)Customer Count as of the last date in any quarter represents the number of distinct legal entities which generated Platform revenue in that quarter.
(3)This press release uses non-GAAP financial measures that adjust GAAP financial measures for the impact of various items. See the section titled “Non-GAAP Financial Measures” and the tables entitled “GAAP to Non-GAAP Reconciliation” below for additional information.
(4)The increase in Net Loss is primarily attributable to the loss on extinguishment on the convertible notes of $10.9 million and the revaluation of the convertible notes' embedded derivative feature of $5.2 million. Refer to the tables entitled “GAAP to Non-GAAP Reconciliation” for a reconciliation of Net Loss to Adjusted Net Loss.

Fourth Quarter and Full Year Outlook:
Our guidance includes non-GAAP measures. For the fourth quarter and full year 2025, Via expects the following:

	Q4 2025	FY 2025
($ in millions)
Platform Revenue	$114.6 - $115.1	$430.0 - $430.5
YoY Growth %	25.0% - 25.5%	30.0% - 30.2%
Adjusted EBITDA (1)	($8.5) - ($7.5)	($34.5) - ($33.5)
Adjusted EBITDA Margin (1)	(7.4) - (6.5)%	(8.0) - (7.8)%
(1)Via is not able, at this time, to provide an outlook for GAAP net loss or a reconciliation of expected Adjusted EBITDA to GAAP net loss for the fourth quarter or full year 2025 because of the difficulty of estimating certain items excluded from Adjusted EBITDA that cannot be reasonably calculated or predicted without unreasonable efforts. For example, charges related to stock-based compensation and related employer payroll taxes expense require additional inputs, such as the number and value of awards granted, that are not currently ascertainable.

Conference Call Details
Via will host a conference call to discuss its third quarter fiscal year 2025 results at 8:30 a.m. Eastern Time (5:30 a.m. Pacific Time) on November 13, 2025. A live audio webcast of the conference call, together with detailed financial information, can be accessed through the company's Investor Relations Web site at investors.ridewithvia.com. Participants who choose to call in to the conference call can do so by dialing (800) 715-9871 or +1 (646) 307-1963 and entering the conference ID: 1199104. A replay of the call will be available and archived via webcast at investors.ridewithvia.com.
About Via
Via is the technology backbone of a modern transportation network. We transform public transportation systems into dynamic networks, based on data and demand. Cities and transit agencies around the world adopt Via’s suite of software and technology-enabled services to replace fragmented legacy systems and consolidate operations. As a result, Via lowers the cost of providing transit, improves the passenger experience, and brings more riders on board. Today, the Via platform is utilized by hundreds of cities across more than 30 countries to create public transportation systems that connect people with jobs, healthcare, and education.
Non-GAAP Financial Measures
We report certain non-GAAP financial measures, not presented in accordance with generally accepted accounting principles in the United States (“GAAP”). These non-GAAP financial measures include Adjusted Gross Profit, Adjusted Research and Development expense, Adjusted Sales and Marketing expense, Adjusted General and Administrative expense, Adjusted EBITDA, Adjusted EBITDA Margin and Adjusted Net Loss. These measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for the Company’s results as reported under GAAP. Because not all companies calculate non-GAAP financial information identically, the presentations herein may not be comparable to other similarly titled measures used by other companies. The Company’s presentation of such measures, which may include adjustments to exclude unusual or non-recurring items, should not be construed as an inference that the Company’s future results will be unaffected by other unusual or non-recurring items. Further, such non-GAAP financial information of the Company should be considered in addition to, and not as superior to or as a substitute for, the historical consolidated financial statements of the Company prepared in accordance with GAAP. We urge you to review the reconciliations of the non-GAAP measures to their directly comparable GAAP financial measures and not to rely on any single financial measure to evaluate our business.

Safe Harbor/Forward Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws, and that reflect our current views with respect to, among other things, future events, and our future business, financial condition, results of operations, and prospects. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would,” and “outlook,” or the negative version of those words or phrases or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not statements of historical fact, and are based on current expectations, estimates, and projections about our industry as well as certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. We cannot guarantee that future results reflected in the forward-looking statements will occur. Important factors that could cause actual results to differ materially include, but are not limited to the risks and uncertainties described in our S-1 and the Quarterly Report on Form 10-Q filed in connection with this earnings and other filings with the Securities and Exchange Commission (SEC). Except to the extent required by law, we do not undertake to update any of the information contained in this press release.
Media Contact: press@ridewithvia.com
Investor Relations: ir@ridewithvia.com

VIA TRANSPORTATION, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended September 30,		Nine Months Ended September 30,
($ in thousands)	2025	2024	2025	2024
Revenue	$109,653	$83,314	$315,428	$245,946
Cost of revenue (1)(2)	66,567	51,280	190,581	152,085
Gross profit	43,086	32,034	124,847	93,861
Operating expenses:
Research and development (1)	23,131	22,166	67,214	67,624
Sales and marketing (1)	17,657	13,434	48,832	40,717
General and administrative (1)(2)	21,189	17,127	61,026	52,561
Total operating expenses	61,977	52,727	177,072	160,902
Operating loss	(18,891)	(20,693)	(52,225)	(67,041)
Interest income	883	438	1,937	1,760
Interest expense	(2,147)	(945)	(6,972)	(2,420)
Loss on extinguishment of convertible notes	(10,949)	—	(10,949)	—
Other income (expense), net	(5,293)	323	(4,082)	(2,372)
Loss before provision for income taxes	(36,397)	(20,877)	(72,291)	(70,073)
Provision for income taxes	(490)	(399)	(2,134)	(1,581)
Net loss	(36,887)	(21,276)	(74,425)	(71,654)
Net income (loss) attributable to noncontrolling interest	—	49	—	(159)
Net loss attributable to Via Transportation, Inc.	$(36,887)	$(21,325)	$(74,425)	$(71,495)
______________
(1)Includes stock-based compensation and related employer payroll taxes as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
($ in thousands)	2025	2024	2025	2024
Cost of revenue	$41	$38	$147	$169
Research and development	1,923	1,426	5,086	4,862
Sales and marketing	1,906	957	4,445	2,737
General and administrative	3,633	2,083	7,178	8,079
Total	$7,503	$4,504	$16,856	$15,847
(2)Includes amortization of acquired intangible assets as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
($ in thousands)	2025	2024	2025	2024
Cost of revenue	$344	$616	$1,198	$1,829
General and administrative	775	800	2,375	2,379
Total	$1,119	$1,416	$3,573	$4,208

:

VIA TRANSPORTATION, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share amounts)

	September 30, 2025	December 31 2024
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$378,158	$77,905
Accounts receivable—net of allowance of $41 and $127 as of September 30, 2025 and December 31, 2024, respectively	84,307	73,760
Prepaid expenses and other current assets	16,441	11,537
Total current assets	478,906	163,202
NONCURRENT ASSETS:
Restricted cash and cash equivalents	1,134	1,084
Property and equipment—net	13,010	11,189
Operating lease right-of-use assets	16,244	15,193
Deferred tax assets	1,183	401
Intangible assets—net	24,127	26,324
Goodwill	165,962	160,134
Other noncurrent assets	1,492	1,242
Total noncurrent assets	223,152	215,567
TOTAL ASSETS	$702,058	$378,769

VIA TRANSPORTATION, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share amounts)

	September 30, 2025	December 31, 2024
LIABILITIES, CONVERTIBLE PREFERRED STOCK, AND STOCKHOLDERS’ EQUITY (DEFICIT)
CURRENT LIABILITIES:
Accounts payable	$5,663	$3,915
Accrued expenses and other current liabilities	25,838	19,345
Operating lease liabilities	8,106	8,307
Deferred revenue	24,103	22,644
Insurance payables	15,751	12,186
Accrued compensation and benefits	13,244	10,152
Total current liabilities	92,705	76,549
NONCURRENT LIABILITIES:
Operating lease liabilities	8,409	7,264
Line of credit	25,000	35,000
Convertible notes	—	32,035
Derivatives liability	—	18,819
Deferred revenue	1,354	1,899
Total noncurrent liabilities	34,763	95,017
Total liabilities	127,468	171,566
CONVERTIBLE PREFERRED STOCK, $0.00001 PAR VALUE	—	1,195,058
STOCKHOLDERS’ EQUITY (DEFICIT):
Preferred stock	—	—
Common stock	—	—
Class A common stock	1	—
Class B common stock	—	—
Class C common stock	—	—
Additional paid-in capital	1,736,317	109,447
Accumulated other comprehensive income (loss)	7,652	(1,584)
Accumulated deficit	(1,169,380)	(1,094,955)
Total stockholders’ equity (deficit) attributable to Via	574,590	(987,092)
Noncontrolling interest	—	(763)
Total stockholders’ equity (deficit)	574,590	(987,855)
TOTAL LIABILITIES, CONVERTIBLE PREFERRED STOCK, AND STOCKHOLDERS’ EQUITY (DEFICIT)	$702,058	$378,769

VIA TRANSPORTATION, INC.
GAAP TO NON-GAAP RECONCILIATION

Adjusted Gross Profit and Adjusted Gross Margin
Adjusted Gross Profit represents gross profit excluding stock-based compensation and related employer payroll taxes and amortization of acquired intangibles. Adjusted Gross Margin represents Adjusted Gross Profit as a percentage of revenue.

	Three Months Ended September 30,		Nine Months Ended September 30,
($ in thousands)	2025	2024	2025	2024
Gross profit	$43,086	$32,034	$124,847	$93,861
Gross profit margin	39%	38%	40%	38%
Stock-based compensation and related employer payroll taxes	41	38	147	169
Amortization of acquired intangibles (1)	344	616	1,198	1,829
Adjusted Gross Profit	$43,471	$32,688	$126,192	$95,859
Adjusted Gross Margin	40%	39%	40%	39%
(1)Amortization of acquired intangibles includes developed technology resulting from our acquisitions of Remix and Citymapper.
Adjusted EBITDA and Adjusted EBITDA Margin
Adjusted EBITDA represents net loss excluding certain items that we do not consider indicative of our ongoing business performance: interest income, interest expense, loss on extinguishment of convertible notes, provision for income taxes, depreciation and amortization, stock-based compensation and related employer payroll taxes, other (income) expense, net, which consists primarily of changes in the fair value of derivatives and foreign currency transaction gains and losses, and other non-recurring or non-cash items impacting net income (loss) such as patent litigation costs related to the RideCo litigation (a patent litigation in which Via won a trial in January 2025), and transaction costs related to our IPO and historical M&A activity. Adjusted EBITDA Margin represents Adjusted EBITDA as a percentage of revenue.

	Three Months Ended September 30,		Nine Months Ended September 30,
($ in thousands)	2025	2024	2025	2024
Net loss	$(36,887)	$(21,276)	$(74,425)	$(71,654)
Interest Income	(883)	(438)	(1,937)	(1,760)
Interest expense	2,147	945	6,972	2,420
Loss on extinguishment of convertible notes	10,949	—	10,949	—
Provision for income taxes	490	399	2,134	1,581
Other (income) expense, net (1)	5,293	(323)	4,082	2,372
Depreciation and amortization (2)	1,542	1,836	4,804	5,711
Stock-based compensation and related employer payroll taxes	7,503	4,504	16,856	15,847
Patent litigation costs (3)	(95)	69	2,598	(88)
Transaction costs (4)	1,249	19	1,957	85
Adjusted EBITDA	$(8,692)	$(14,265)	$(26,010)	$(45,486)
Net loss margin	(34)%	(26)%	(24)%	(29)%
Adjusted EBITDA Margin	(8)%	(17)%	(8)%	(18)%
(1)Other income (expense) consists primarily of non-cash losses relating to the change in the fair value of warrants to purchase convertible preferred stock, which were exercised in February 2025 and the convertible notes embedded derivative feature.
(2)Excludes amortization of internal-use software.
(3)Patent Litigation costs relate to the RideCo litigation in which Via won a trial in January 2025 and defending the verdict on appeals.
(4)Transaction costs include nonrecurring costs incurred in relation to our IPO and business combinations.

Adjusted operating expenses
Adjusted Research and Development expense, Adjusted Sales and Marketing expense and Adjusted General and Administrative Expense represent the respective GAAP measures excluding certain items that we do not consider indicative of our ongoing business performance: depreciation and amortization, stock-based compensation and related employer payroll taxes, and other non-recurring items such as patent litigation costs related to the RideCo litigation (a patent litigation in which Via won a trail in January 2025), and transaction costs related to our IPO and historical M&A activity.

	Three Months Ended September 30,		Nine Months Ended September 30,
($ in thousands)	2025	2024	2025	2024
GAAP research and development expense	$23,131	$22,166	$67,214	$67,624
Depreciation	(119)	(154)	(395)	(648)
Stock-based compensation and related employer payroll taxes	(1,923)	(1,426)	(5,086)	(4,862)
Transaction costs (1)	(189)	—	(189)	—
Adjusted Research and Development expense	$20,900	$20,586	$61,544	$62,114

GAAP sales and marketing expense	$17,657	$13,434	$48,832	$40,717
Stock-based compensation and related employer payroll taxes	(1,906)	(957)	(4,445)	(2,737)
Transaction costs (1)	(309)	—	(313)	—
Adjusted Sales and Marketing expense	$15,442	$12,477	$44,074	$37,980

GAAP general and administrative expense	$21,189	$17,127	$61,026	$52,561
Depreciation and amortization	(1,079)	(1,082)	(3,211)	(3,248)
Stock-based compensation and related employer payroll taxes	(3,633)	(2,083)	(7,178)	(8,079)
Patent litigation costs (2)	95	(69)	(2,598)	88
Transaction costs (1)	(751)	(19)	(1,455)	(85)
Adjusted General and Administrative expense	$15,821	$13,874	$46,584	$41,237
(1)Transaction costs include nonrecurring costs incurred in relation to our IPO and business combinations.
(2)Patent Litigation costs relate to the RideCo litigation in which Via won a trial in January 2025 and defending the verdict on appeals.

Adjusted Net Loss
Adjusted Net Loss represents net loss excluding certain items that we do not consider indicative of our ongoing business performance: amortization of discount on convertible notes, loss on extinguishment of convertible notes, changes in the fair value of derivatives, depreciation and amortization, stock-based compensation and related employer payroll taxes, and other non-recurring or non-cash items impacting net loss such as patent litigation costs related to the RideCo litigation (a patent litigation in which Via won a trial in January 2025), transaction costs related to our IPO and historical M&A activity, and other income related to employee retention credit under the CARES Act.

	Three Months Ended September 30,		Nine Months Ended September 30,
($ in thousands)	2025	2024	2025	2024
GAAP net loss	$(36,887)	$(21,276)	$(74,425)	$(71,654)
Amortization of discount on convertible notes	1,491	—	4,819	—
Loss on extinguishment of convertible notes	10,949	—	10,949	—
Revaluation of warrants liability	—	478	(2,273)	3,326
Revaluation of convertible notes embedded derivative feature	5,217	—	9,312	—
Employee retention credit	(441)	—	(2,252)	—
Depreciation and amortization (1)	1,542	1,836	4,804	5,711
Stock-based compensation and related employer payroll taxes	7,503	4,504	16,856	15,847
Patent litigation costs (2)	(95)	69	2,598	(88)
Transaction costs (3)	1,249	19	1,957	85
Provision for income tax impact of adjustments	(212)	(167)	(586)	(586)
Adjusted Net Loss	$(9,684)	$(14,537)	$(28,241)	$(47,359)
(1)Excludes amortization of internal-use software.
(2)Patent Litigation costs relate to the RideCo litigation in which Via won a trial in January 2025 and defending the verdict on appeals.
(3)Transaction costs include nonrecurring costs incurred in relation to our IPO and business combinations.